Note 5 - Advances From Federal Home Loan Bank (FHLB)	12 Months Ended
Dec. 31, 2024
Notes to Financial Statements
Federal Home Loan Bank Advances, Disclosure [Text Block]
5.	Advances from Federal Home Loan Bank (FHLB)

The Association has a line of credit with the FHLB through which advances are drawn. The total available line of credit at December 31, 2024 and 2023 was $12.4 million and $12.8 million, respectively. The unused portion of the line of credit as of December 31, 2024 was approximately $12.4 million. Pursuant to collateral agreements with the FHLB, advances are secured by a blanket-floating lien on first mortgage loans. No advances from the FHLB were outstanding as of December 31, 2024. During 2024, the Association obtained FHLB advances of $855,000 which all were paid as of December 31, 2024. During 2023, the Association obtained FHLB advances of $1,000,000, of which $500,000 was outstanding with an interest rate of 5.712% as of December 31, 2023, which matured and were paid August 5, 2024.